EXHIBIT 10.2

PLEDGE AGREEMENT

This PLEDGE AGREEMENT (this “Agreement”) is entered into as of August 2, 2004 by and among FISHER SCIENTIFIC INTERNATIONAL INC., a Delaware corporation (the “Borrower”), each of THE UNDERSIGNED SUBSIDIARIES of the Borrower (each of such undersigned Subsidiaries being a “Subsidiary Pledgor” and collectively the “Subsidiary Pledgors,”) and each Additional Pledgor that may become a party hereto after the date hereof in accordance with Section 15 hereof (each of the Borrower, Subsidiary Pledgors and each Additional Pledgor being a “Pledgor” and collectively the “Pledgors”), J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Senior Note Trustee (as hereinafter defined) and BANK OF AMERICA, N.A. as agent for and representative of (in such capacity herein called the “Secured Party”) the financial institutions (the “Lenders”) party to the Credit Agreement (as hereinafter defined; the terms defined therein and not otherwise defined herein being used herein as therein defined), the Senior Note Trustee (as hereinafter defined) and any Swap Counterparties (as hereinafter defined).

RECITALS

WHEREAS, each Pledgor is or may become the legal and beneficial owner of certain Equity Interests in certain Material Subsidiaries.

WHEREAS, the Secured Party and the Lenders have entered into a Credit Agreement dated as of August 2, 2004 (as it may hereafter be amended, supplemented or otherwise modified from time to time, being the “Credit Agreement”) by and among the Borrower, the Lenders, and the Secured Party, Banc of America Securities LLC and Deutsche Bank Securities Inc., as Joint Lead Arrangers, Banc of America Securities LLC, Deutsche Bank Securities Inc. and Credit Suisse First Boston, acting through its Cayman Islands Branch or one of its affiliates, as Joint Book Managers, and Deutsche Bank Securities Inc., Credit Suisse First Boston, acting through its Cayman Islands Branch or one of its affiliates, ABN AMRO Bank, N.V. and Merrill Lynch Capital Corporation, as Co-Syndication and Co-Documentation Agents pursuant to which the Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to the Borrower.

WHEREAS, the Borrower or any of its Subsidiaries (collectively, the “Swap Obligors”) may from time to time enter, or may from time to time have entered, into one or more Swap Contracts (collectively, the “Lender Swap Contracts”) with one or more Lenders or their Affiliates (in such capacity, collectively, “Swap Counterparties”) in accordance with the terms of the Credit Agreement, and it is desired that the obligations of the Swap Obligors under the Lender Swap Contracts, including the obligation of the Swap Obligors to make payments thereunder in the event of early termination thereof, together with all obligations of the Borrower under the Credit Agreement and the other Loan Documents, be secured hereunder.

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WHEREAS, the Borrower has entered into that certain Indenture dated as of December 18, 1995 (the “Senior Note Indenture”) between the Borrower and the Senior Note Trustee pursuant to which the Borrower, under certain circumstances, is required to grant equal and ratable security in the Pledged Collateral (as hereinafter defined) for the benefit of the holders of the Senior Note Obligations (as hereinafter defined).

WHEREAS, the Secured Party, the Lenders, each Swap Counterparty and the Senior Note Trustee for the benefit of the holders of the Senior Note Obligations, are sometimes collectively referred to herein as the “Beneficiaries.”

WHEREAS, the Pledgors have executed and delivered a Guaranty dated as of the date hereof (said Guaranty, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the “Guaranty”) in favor of the Secured Party for the benefit of the Secured Party, the Lender and the Swap Counterparties, pursuant to which each Pledgor has guarantied the prompt payment and performance when due of all Obligations of the Borrower under the Credit Agreement and all obligations of the Swap Obligors under Lender Swap Contracts.

WHEREAS, it is a condition precedent to the initial extensions of credit by the Lenders under the Credit Agreement that the Pledgors shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

NOW, THEREFORE, in consideration of the agreements set forth herein and in the Credit Agreement and in order to induce the Lenders to make Loans and other extensions of credit under the Credit Agreement and to induce the Swap Counterparties to enter into the Lender Swap Contracts, each Pledgor hereby agrees with the Secured Party as follows:

SECTION 1. Pledge of Security. Each Pledgor hereby pledges and assigns to the Secured Party, and hereby grants to the Secured Party, for the benefit of the Lenders, the Senior Note Trustee and any Swap Counterparties, a security interest in, all of such Pledgor’s right, title and interest in and to the following (the “Pledged Collateral”):

(a) all Equity Interests in a Person that is or becomes a Material Domestic Subsidiary or a Material Foreign Subsidiary now or hereafter directly owned by such Pledgor, whether such Equity Interests are classified as investment property or general intangibles under the Uniform Commercial Code as in effect in the State of New York (“UCC”), including all securities convertible into, and rights, warrants, options and other rights to purchase or otherwise acquire, any such Equity Interest, and, in any event, including those owned on the date hereof and described in Schedule I for such Pledgor, the certificates or other instruments representing any of the foregoing and any interest of such Pledgor in the entries on the books of any securities intermediary pertaining thereto (the “Pledged Equity”), and all distributions, dividends, and other property received, receivable or otherwise distributed in respect of or in exchange therefor; provided, that, if the issuer of any of such Pledged Equity is (A) a controlled foreign corporation (used hereinafter as such term is defined in Section 957(a) or a successor provision of the Internal Revenue Code), or (B) a Material Subsidiary substantially all of whose assets consist of Equity Interests in controlled

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foreign corporations, the Pledged Equity shall not include any Equity Interests of such issuer in excess of the amount of Equity Interests of such issuer possessing up to but not exceeding 65% of the voting power of all classes of Equity Interests entitled to vote of such issuer;

(b) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the Pledged Collateral or are otherwise necessary in the collection thereof or realization thereupon;

(c) to the extent not covered by clauses (a) (i) and (ii) above, all proceeds of any or all of the foregoing Pledged Collateral. For purposes of this Agreement, the term “proceeds” includes whatever is receivable or received when Pledged Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to the Pledgors or the Secured Party from time to time with respect to any of the Pledged Collateral.

Notwithstanding the foregoing, Pledged Collateral shall not include any Equity Interests that are purchased or otherwise acquired (including through a Permitted Acquisition) in accordance with the terms of the Credit Agreement subject to an existing Lien permitted by Section 7.01 of the Credit Agreement or a contractual restriction if the terms of such Lien or contractual restriction would prohibit the grant of a Lien in such Equity Interests under this Agreement, so long as such Lien or contractual restriction has not been granted to and/or does not run to the benefit of any Loan Party or any Affiliate of any Loan Party and any such restriction is permitted by Section 7.01 of the Credit Agreement.

SECTION 2. Security for Obligations. This Agreement secures, and the Pledged Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a)), of,

(a) with respect to the Borrower and the Swap Obligors, all obligations and liabilities of every nature of the Borrower and any Swap Obligor now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents, any Lender Swap Contracts and the Senior Note Obligations; and

(b) with respect to each Subsidiary Pledgor and Additional Pledgor, all obligations and liabilities of every nature of the Subsidiary Pledgors now or hereafter existing under or arising out of or in connection with the Guaranty and the Senior Note Obligations, in each case together with all extensions or renewals thereof, whether for principal, interest (including interest that, but for the filing of a petition in bankruptcy with respect to any Pledgor, would accrue on such obligations, whether or not a claim is allowed against such Pledgor for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Lender Swap Contracts, premiums, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed

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with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party or any Beneficiary as a preference, fraudulent transfer or otherwise, and all obligations of every nature of the Pledgors now or hereafter existing under this Agreement (all such obligations of the Pledgors being the “Secured Obligations”).

SECTION 3. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by each Pledgor’s endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party. Upon the occurrence and during the continuation of an Event of Default (as defined in Section 11), the Secured Party shall have the right, without notice to the Pledgors, to transfer to or to register in the name of the Secured Party or any of its nominees any or all of the Pledged Collateral, subject to the revocable rights specified in Section 7(a). In addition, upon the occurrence and during the continuation of an Event of Default, the Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

SECTION 4. Representations and Warranties. Each Pledgor represents and warrants to the Secured Party (for the benefit of the Lenders and the Swap Counterparties) as follows:

(a) Due Authorization, etc. of Pledged Collateral. All of the Pledged Equity (as hereinafter defined) described on Schedule I for such Pledgor has been duly authorized and validly issued and is fully paid and non-assessable.

(b) Description of Pledged Collateral. Except as set forth on Schedule I, the Pledged Equity constitutes all of the issued and outstanding Equity Interests in each issuer thereof (subject to the proviso in Section 1(a) with respect to Equity Interests in a foreign controlled corporation or in a Material Subsidiary substantially all of whose assets consist of Equity Interests in controlled foreign corporations), and there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Equity. Schedule I for such Pledgor sets forth all of the Pledged Equity owned by such Pledgor.

(c) Ownership of Pledged Collateral. Such Pledgor is the legal, record and beneficial owner of the Pledged Collateral and its interests in the Pledged Collateral are free and clear of any Lien except for Liens permitted pursuant to the Credit Agreement.

(d) Governmental Authorizations. No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority (except with respect to the Pledged Equity in any Material Foreign Subsidiary to the extent consent or approval of a Governmental Authority is required by applicable law) is required for either (i) the pledge by

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such Pledgor of the Pledged Collateral pursuant to this Agreement and the grant by such Pledgor of the security interest granted hereby, (ii) the execution, delivery or performance of this Agreement by such Pledgor, or (iii) the exercise by the Secured Party of the voting or other rights, or the remedies in respect of the Pledged Collateral, provided for in this Agreement (except as may be required in connection with a disposition of Pledged Collateral by laws affecting the offering and sale of securities generally), except in each case, such as have been obtained and are in full force and effect or the failure of which to be obtained would not impair the pledge effected hereby or the rights or remedies of the Secured Party.

(e) Perfection. Upon (i) the filing of UCC financing statements naming such Pledgor as “debtor”, naming the Secured Party as “secured party” and describing the Pledged Collateral in the filing offices listed on Schedule II and (ii) in the case of Pledged Collateral consisting of certificated securities, in addition to filing such financing statements, delivery of the certificates representing such certificated securities to the Secured Party, duly endorsed in blank (and in the case of Pledged Collateral issued by a foreign issuer, to the extent requested by the Administrative Agent, any actions required under foreign law to perfect a security interest in such Pledged Collateral), the security interests in the Pledged Collateral, granted to Secured Party for the ratable benefit of the Beneficiaries, will constitute perfected security interests therein prior to all other Liens, securing the payment of the Secured Obligations as described herein; provided that, in the case of Pledged Collateral issued by a foreign issuer, the legality, validity or perfection of the Lien thereon and security interest therein may also be subject to the laws of the jurisdiction where such foreign issuer is organized.

(f) Office Locations; Type and Jurisdiction of Organization. Such Pledgor’s name as it appears in official filings in its jurisdiction of organization, type of organization (i.e. corporation, limited partnership, etc.), jurisdiction of organization, principal place of business, chief executive office, office where such Pledgor keeps its records regarding the Pledged Collateral, and organization number provided by the applicable Government Authority of the jurisdiction of organization are set forth on Schedule III annexed hereto or in the applicable Counterpart.

(g) Names. No Pledgor (or predecessor by merger or otherwise of such Pledgor) has, within the five year period preceding the date hereof, or, in the case of an Additional Pledgor, the date of the applicable Counterpart, had a different name from the name of such Pledgor listed on the signature pages hereof, except the names set forth on Schedule III annexed hereto or in the applicable Counterpart.

(h) Margin Regulations. The pledge of the Pledged Collateral pursuant to this Agreement does not violate Regulation T, U or X of the FRB.

(i) Material Subsidiaries. Schedule VI sets forth a complete list of all Subsidiaries that are Material Domestic Subsidiaries or Material Foreign Subsidiaries as of the date hereof.

The representations and warranties as to the information set forth in Schedules referred to herein are made, as to each Pledgor (other than Additional Pledgors), as of the date

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hereof and, as to each Additional Pledgor, as of the date of the applicable Counterpart, except that, in the case of a Pledge Amendment, such representations and warranties are made as of the date of such Pledge Amendment.

SECTION 5. Covenants. Each Pledgor shall:

(a) not, except as expressly permitted by the Credit Agreement, (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, (ii) create or suffer to exist any Lien upon or with respect to any of the Pledged Collateral, except for Liens permitted pursuant to the Credit Agreement or (iii) permit any issuer of Pledged Equity to merge or consolidate unless all the outstanding Equity Interests of the surviving or resulting Person is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent Person; provided, if the surviving or resulting Person upon any such merger or consolidation involving an issuer of Pledged Equity is (A) a controlled foreign corporation or (B) a Material Subsidiary substantially all of whose assets consist of Equity Interests in controlled foreign corporations, such Pledged Equity shall not include any Equity Interests of such issuer in excess of the amount of Equity Interests of such issuer possessing up to but not exceeding 65% of the voting power of all classes of Equity Interests entitled to vote of such issuer;

(b) subject to the proviso in Section 1(a), (i) cause each issuer of Pledged Equity not to issue any Equity Interests in addition to or in substitution for the Pledged Equity issued by such issuer, except to such Pledgor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional Equity Interests of each issuer of Pledged Equity;

(c) give the Secured Party at least 30 days’ prior written notice of any (i) change in such Pledgor’s name, identity or corporate structure and (ii) reincorporation, reorganization or other action that results in a change of the jurisdiction or organization of such Pledgor;

(d) cause the terms of any partnership or limited liability company agreement governing Equity Interests included in the Pledged Collateral to provide that such interest are securities governed by Article 8 of the UCC;

(e) promptly deliver to the Secured Party a copy of any amendment, waiver or other modification to the Senior Note Indenture;

(f) immediately notify the Secured Party of the occurrence of any “Event of Default” as such term is defined pursuant to the Senior Note Indenture; and

(g) promptly deliver to the Secured Party written notice of any change after the date hereof in the list of Subsidiaries that are Material Domestic Subsidiaries or Material Foreign Subsidiaries.

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SECTION 6. Further Assurances; Pledge Amendments.

(a) Subject to the proviso in Section 1(a), each Pledgor agrees that from time to time, at the expense of such Pledgor, such Pledgor will promptly execute and deliver, and cause to be executed and delivered, at request of the Secured Party, agreements establishing that the Secured Party has control over all Pledged Collateral and all further instruments and documents, and take all further action, that may be necessary, or that the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, each Pledgor will: (i) execute (if necessary) and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary, or as the Secured Party may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby and (ii) at the Secured Party’s request, appear in and defend any action or proceeding that may affect such Pledgor’s title to or the Secured Party’s security interest in all or any part of the Pledged Collateral. Each Pledgor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Pledged Collateral without the signature of such Pledgor.

(b) Each Pledgor further agrees that it will, upon obtaining any additional Equity Interest in a Material Subsidiary, within the time periods specified in Section 6.12(d) of the Credit Agreement, deliver to the Secured Party a Pledge Amendment, duly executed by such Pledgor, in substantially the form of Schedule IV annexed hereto (a “Pledge Amendment”), in respect of the additional Pledged Equity to be pledged pursuant to this Agreement; provided that the failure of such Pledgor to execute a Pledge Amendment with respect to any additional Pledged Equity shall not impair the security interest of the Secured Party therein or otherwise adversely affect the rights and remedies of the Secured Party hereunder with respect thereto. Upon each such acquisition, the representations and warranties contained in Section 4 hereof shall be deemed to have been made by such Pledgor as to the Pledged Collateral described in such Pledge Amendment.

SECTION 7. Voting Rights; Dividends; Etc.

(a) So long as no Event of Default shall have occurred and be continuing:

(i) each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, however, that such Pledgor shall not exercise or refrain from exercising any such right if such action would have a material adverse effect on the Pledged Collateral or any part thereof or on the rights or remedies of any of the Secured Party or any of the other Beneficiaries under any of the Loan Documents or the Senior Note Indenture or on the ability of any such Beneficiaries to exercise the same; and

(ii) each Pledgor shall be entitled to receive and retain any and all dividends, other distributions and interest paid in respect of the Pledged Collateral to

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the extent and only to the extent that such dividends, other distributions and interest are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws; provided, however, any noncash dividends, interest, principal or other distributions that would constitute Pledged Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Collateral or received in exchange for Pledged Collateral or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Pledgor, shall be held in trust for the benefit of the Secured Party and shall be forthwith delivered to the Secured Party in the same form as so received (with any necessary endorsement).

(b) Upon the occurrence and during the continuation of an Event of Default:

(i) upon written notice from the Secured Party to the Pledgors, all rights of the Pledgors to exercise the voting and other consensual rights that they would otherwise be entitled to exercise pursuant to Section 7(a)(i) shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights; provided that, unless otherwise directed by the Required Lenders, the Secured Party shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgors to exercise such rights;

(ii) except as otherwise provided in the Credit Agreement, all rights of the Pledgors to receive the dividends, other distributions and interest payments that they would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends, other distributions and interest payments; and

(iii) all dividends, principal, interest payments and other distributions that are received by the Pledgors contrary to the provisions of paragraph (ii) of this Section 7(b) shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of the Pledgors and shall forthwith be paid over to the Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsements).

(c) In order to permit the Secured Party to exercise the voting and other consensual rights that it may be entitled to exercise pursuant to Section 7(b)(i) and to receive all dividends and other distributions which it may be entitled to receive under Section 7(a)(ii) or Section 7(b)(ii), (i) each Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to the Secured Party all such proxies, dividend payment orders and other instruments as the Secured Party may from time to time reasonably request and (ii) without limiting the effect of the immediately preceding clause (i), each Pledgor hereby

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grants to the Secured Party an irrevocable proxy to vote the Pledged Equity and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Equity would be entitled (including, without limitation, giving or withholding written consents of holders of Equity Interests, calling special meetings of holders of Equity Interests and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Equity on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Equity or any officer or agent thereof), upon the occurrence of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations. Notwithstanding anything to the contrary contained in this Section 7, after all Events of Default have been cured or waived and the applicable Pledgor or Pledgors have delivered to the Secured Party a certificate to that effect, the Secured Party shall promptly repay to each Pledgor, without interest and only to the extent not yet applied in accordance with Section 12, all dividends, other distributions and interest payments that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(ii) of this Section 7.

SECTION 8. Secured Party Appointed Attorney-in-Fact. Each Pledgor hereby irrevocably appoints the Secured Party as such Pledgor’s attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of such Pledgor, Secured Party or otherwise, from time to time in the Secured Party’s discretion to take any action and to execute any instrument that the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including:

(a) to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Pledged Collateral;

(b) upon the occurrence and during the continuance of an Event of Default, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral;

(c) upon the occurrence and during the continuance of an Event of Default, to receive, endorse and collect any instruments made payable to such Pledgor representing any dividend, principal or interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same;

(d) upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that the Secured Party may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Pledged Collateral;

(e) to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Pledged Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Secured Party in its sole discretion, any such payments made by the Secured Party to become obligations of such Pledgor to the Secured Party, due and payable immediately without demand; and

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(f) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Pledged Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party’s option and such Pledgor’s expense, at any time or from time to time, all acts and things that the Secured Party deems necessary to protect, preserve or realize upon the Pledged Collateral and the Secured Party’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Pledgor might do.

SECTION 9. Secured Party May Perform; No Assumption.

(a) If any Pledgor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Borrower under Section 10.04 of the Credit Agreement.

(b) Anything contained herein to the contrary notwithstanding, (i) each Pledgor shall remain liable under any agreements included in or related to the Pledged Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Secured Party of any of its rights hereunder shall not release any Pledgor from any of its duties or obligations under any such agreements, and (iii) the Secured Party shall not have any obligation or liability under any such agreements by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 10. Standard of Care. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Pledged Collateral, it being understood that the Secured Party shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any prior parties or any other rights pertaining to any Pledged Collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Pledged Collateral, or (d) initiating any action to protect the Pledged Collateral against the possibility of a decline in market value. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property consisting of negotiable securities.

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SECTION 11. Remedies.

(a) If any Event of Default (as defined in either the Credit Agreement or the Senior Note Indenture; any such occurrence being an “Event of Default” for purposes of this Agreement) shall have occurred and be continuing, the Secured Party may exercise in respect of the Pledged Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Pledged Collateral), and the Secured Party may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker’s board or at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. The Secured Party or any Beneficiary may be the purchaser of any or all of the Pledged Collateral at any such sale, and the Secured Party, as agent for and representative of the Lenders and Swap Counterparties (but not any Beneficiary or Beneficiaries in its or their respective individual capacities unless the Required Secured Parties (as hereinafter defined) shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Pledged Collateral payable by the Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgors, and each Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of the Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Secured Party accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay all the Secured Obligations, the Pledgors shall be jointly and severally liable for the deficiency.

(b) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as from time to time amended (the “Securities Act”), and applicable state securities laws, the Secured Party may be compelled, with respect to any sale of all or any part of the Pledged Collateral conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or

11	Pledge Agreement

resale thereof. Each Pledgor acknowledges that any such private placement may be at prices and on terms less favorable than those obtainable through a sale without such restrictions (including an offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances and the registration rights granted to the Secured Party by such Pledgor pursuant to Section 11(d), such Pledgor agrees that any such private placement shall not be deemed, in and of itself, to be commercially unreasonable and that the Secured Party shall have no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

(c) If the Secured Party determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, each Pledgor shall and shall cause each issuer of any Pledged Equity to be sold hereunder from time to time to furnish to the Secured Party all such information as the Secured Party may request in order to determine the amount of the Pledged Collateral that may be sold by the Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

(d) If the Secured Party shall determine to exercise its right to sell all or any of the Pledged Collateral, each Pledgor agrees that, upon request of the Secured Party (which request may be made by Secured Party in its sole discretion), such Pledgor will, at its own expense (to the extent provided in Section 23 of the Guaranty):

(i) execute and deliver, and cause each issuer of the Pledged Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Secured Party, advisable to register such Pledged Collateral under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

(ii) use its best efforts to qualify the Pledged Collateral under all applicable state securities or “Blue Sky” laws and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by the Secured Party; and

(iii) do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law.

12	Pledge Agreement

Each Pledgor further agrees that a breach of any of the covenants contained in this Section 11 will cause irreparable injury to the Secured Party, that Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 11 shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities.

(e) Without limiting the Borrower’s obligations under Section 10.05 of the Credit Agreement, in the event of any registered offering described in Section 11(d), the Pledgors jointly and severally agree to indemnify and hold harmless the Secured Party and each of the Secured Party’s directors, officers, employees and agents from and against any loss, fee, cost, expense, damage, liability or claim, joint or several, to which the Secured Party or such other persons may become subject or for which any of them may be liable, under the Securities Act or otherwise, insofar as such losses, fees, costs, expenses, damages, liabilities or claims (or any litigation commenced or threatened in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, registration statement, prospectus or other such document published or filed in connection with such registered offering, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will promptly reimburse the Secured Party and such other persons for any legal or other expenses reasonably incurred by the Secured Party and such other persons in connection with any litigation, of any nature whatsoever, commenced or threatened in respect thereof (including without limitation any and all fees, costs and expenses whatsoever reasonably incurred by the Secured Party and such other persons and counsel for the Secured Party and such other persons in investigating, preparing for, defending against or providing evidence, producing documents or taking any other action in respect of, any such commenced or threatened litigation or any claims asserted). This indemnity shall be in addition to any liability which the Pledgors may otherwise have and shall extend upon the same terms and conditions to each person, if any, that controls the Secured Party or such persons within the meaning of the Securities Act.

SECTION 12. Application of Funds. Except as expressly provided elsewhere in this Agreement, all proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be applied in the following order of priority:

FIRST: To the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to the Secured Party and its agents and counsel, and all other expenses, liabilities and advances made or incurred by the Secured Party in connection therewith, and all amounts for which the Secured Party is entitled to indemnification hereunder and all advances made by the Secured Party hereunder for the account of the Pledgors, and to the payment of all costs and expenses paid or incurred by the Secured Party in connection with the exercise of any right or remedy hereunder;

13	Pledge Agreement

SECOND: To the payment of all other Secured Obligations (for the ratable benefit of the holders thereof) and, as to obligations arising under the Credit Agreement, as provided in the Credit Agreement; and

THIRD: To the payment to or upon the order of the Borrower, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

SECTION 13. Continuing Security Interest; Transfer of Loans. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the payment in full of all Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, (b) be binding upon each Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of Section 10.07 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Lenders herein or otherwise. Upon the payment in full of all Obligations (other than contingent indemnification obligations), the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgors. Upon any such termination the Secured Party will, at the Pledgors’ expense, execute and deliver to the Pledgors such documents as the Pledgors shall reasonably request to evidence such termination. In addition, (i) upon the proposed sale, transfer or other disposition of any Pledged Collateral by a Pledgor in accordance with the Credit Agreement for which such Pledgor desires to obtain a security interest release from the Secured Party, a security interest release may be obtained pursuant to the provisions of Section 10.11(a) of the Credit Agreement and (ii) any security interest that is deemed released pursuant to Section 10.11(b) of the Credit Agreement shall be deemed released for all purposes of this Agreement.

SECTION 14. Secured Party as Agent.

(a) The Secured Party has been appointed to act as the Secured Party hereunder by (i) the Lenders, (ii) as provided in Section 14(b), the Senior Note Trustee and (iii) by their acceptance of the benefits hereof, the Swap Counterparties. The Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including without limitation the release or substitution of Pledged Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that the Secured Party shall exercise, or refrain from exercising, any remedies provided for in Section 11 in accordance with the instructions of the Required Secured Parties. In furtherance of the foregoing provisions of this Section 14(a), each Swap Counterparty, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Pledged Collateral hereunder, it being understood and agreed by such Swap Counterparty that all rights and remedies hereunder may be exercised solely by the Secured Party for the benefit

14	Pledge Agreement

of the Lenders, the Swap Counterparties and the Senior Note Trustee in accordance with the terms of this Section 14(a).

(b) The Senior Note Trustee irrevocably authorizes the Secured Party, at its option and in its discretion, to enter into this Agreement as Secured Party on behalf of and for the benefit of the Senior Note Trustee, and agrees to be bound by the terms of this Agreement and to release any Lien on any property granted to or held by the Secured Party (i) upon the payment in full of all Obligations (other than contingent indemnification obligations), the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, (ii) that is sold or to be sold as part of or in connection with any sale permitted under any Loan Document (iii) that is deemed released pursuant to Section 10.11(b) of the Credit Agreement or (iv) subject to Section 10.01 of the Credit Agreement, if approved, authorized or ratified in writing by the Required Lenders. Anything contained to the contrary notwithstanding, the Senior Note Trustee hereby agrees that the Senior Note Trustee shall have no right individually to realize upon any of the Pledged Collateral, it being understood and agreed that all powers, rights and remedies under this Agreement may be exercised solely by the Secured Party in accordance with the terms hereof. The Beneficiaries (but not any Beneficiary or Beneficiaries in its or their respective individual capacities unless the Required Secured Parties shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any collateral payable by the Secured Party at such sale.

(c) The Secured Party shall at all times be the same Person that is the Administrative Agent under the Credit Agreement. Written notice of resignation by the Administrative Agent pursuant to Section 9.09 of the Credit Agreement shall also constitute notice of resignation as the Secured Party under this Agreement; and appointment of a successor Administrative Agent (after resignation or removal) pursuant to Section 9.09 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under Section 9.09 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers and duties of the retiring or removed Secured Party under this Agreement, and the retiring or removed Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent’s resignation or removal hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Secured Party hereunder.

15	Pledge Agreement

SECTION 15. Additional Pledgors. The initial Subsidiary Pledgors hereunder shall be such of the Subsidiaries of the Borrower as set forth on Schedule VI annexed hereto. From time to time subsequent to the date hereof, additional Subsidiaries of the Borrower may become parties hereto as additional Pledgors (each an “Additional Pledgor”), by executing a counterpart of this Agreement substantially in the form of Schedule V annexed hereto. Upon delivery of any such counterpart to the Secured Party, notice of which is hereby waived by the Pledgors, each such Additional Pledgor shall be a Pledgor and shall be as fully a party hereto as if such Additional Pledgor were an original signatory hereto. Each Pledgor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Pledgor hereunder, nor by any election of the Secured Party not to cause any Subsidiary of the Borrower to become an Additional Pledgor hereunder. This Agreement shall be fully effective as to any Pledgor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Pledgor hereunder.

SECTION 16. Amendments; Etc. No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party and, in the case of any such amendment or modification, by the Pledgors. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given, provided that after the occurrence of and during the continuance of an Event of Default, no such amendment, waiver, or modification shall, without the consent of the Senior Note Trustee, adversely affect the rights of the holders of the Senior Note Obligations to equal and ratable security to the extent and for the periods contemplated by this Agreement. None of the provisions of this Agreement or any other Collateral Document shall be construed to require any consent of the Senior Note Trustee or any holders of Senior Note Obligations to any waiver, amendment or modification of this Agreement or such other Collateral Document.

SECTION 17. Notices.

(a) Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission). All such written notices shall be mailed certified or registered mail, faxed or delivered to the applicable address, facsimile number or (subject to subsection (b) below) electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i) if to any Pledgor or the Secured Party, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 11.02 of the Credit Agreement or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties;

(ii) if to any Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire

16	Pledge Agreement

or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and

(iii) if to the Senior Note Trustee, to the address, facsimile number or telephone number specified on the signature pages hereto or to such other address, facsimile number or telephone number as shall be designated by such party in a notice to the other parties.

(b) Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in subsection (c) below, shall be effective as provided in such subsection (c).

(c) Notices and other communications to the Senior Note Trustee or the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Secured Party.

(d) Loan Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on each Pledgor, the Secured Party, the Senior Note Trustee and the Lenders. The Secured Party may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

(e) The Secured Party, the Senior Note Trustee and the Lenders shall be entitled to rely and act upon any notices purportedly given by or on behalf of a Pledgor even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. Each Pledgor shall indemnify each Beneficiary from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Pledgor. All telephonic notices to and other communications with the Secured Party may be recorded by the Secured Party, and each of the parties hereto hereby consents to such recording.

SECTION 18. No Waiver; Cumulative Remedies. No failure by any Lender, the Senior Note Trustee or the Secured Party to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law or equity. The unenforceability or invalidity of any provision of this Agreement shall not affect the enforceability or validity of any other provision herein.

17	Pledge Agreement

SECTION 19. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 20. Headings. Section headings herein and are included for convenience of reference only and shall not affect the interpretation of this Agreement.

SECTION 21. Governing Law; Terms.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, EACH PLEDGOR AND EACH BENEFICIARY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PLEDGOR AND EACH BENEFICIARY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED HERETO. EACH PLEDGOR AND EACH BENEFICIARY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

SECTION 22. Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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SECTION 23. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

SECTION 24. Information as to the Secured Parties and the Senior Note Trustee. The Borrower shall deliver to the Secured Party from time to time after the date hereof upon request of the Secured Party a list setting forth as of a date not more than 30 days prior to the date of such delivery, (a) the aggregate unpaid principal amount of obligations outstanding under Lender Swap Contracts, (b) the aggregate unpaid principal amount of Senior Note Obligations outstanding, and (c) to the extent known to the Borrower, the respective names and addresses of the Senior Note Trustee and each Swap Counterparty. In addition, the Borrower will promptly notify the Secured Party to the extent known to the Borrower of each change in the identity of the Senior Note Trustee. Promptly after the date hereof, the Senior Note Trustee shall deliver to the Secured Party the names of the officers of the Senior Note Trustee authorized to give directions hereunder on behalf of the Senior Note Trustee. The Senior Note Trustee shall notify the Secured Party of any change of the officers of the Senior Note Trustee authorized to give directions hereunder on behalf of the Senior Note Trustee prior to the date of any such change. The Secured Party may rely on any person purporting to be authorized to give directions hereunder on behalf of the Senior Note Trustee.

SECTION 25. Definitions. As used in this Agreement, the following terms have the meanings specified below:

“Debt” has the meaning set forth in Section 1010 of the Senior Note Indenture.

“Required Secured Parties” means as of any date of determination, Persons having or holding more than 50% of the sum of the aggregate Tranche A-1 Term Loan Exposure of all Lenders plus the aggregate Tranche A-2 Term Loan Exposure of all Lenders plus the aggregate Tranche B Term Loan Exposure of all Lenders plus the aggregate Revolving Loan Exposure of all Lenders plus the aggregate outstanding amount of all Senior Note Obligations; provided that the Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Secured Parties.

“Senior Notes” means the 7-1/8% Senior Notes due December 15, 2005, issued by the Borrower pursuant to the Senior Note Indenture and outstanding on the Closing Date (or issued pursuant to the transfer or exchange of such senior notes outstanding on the Closing Date).

“Senior Note Obligations” means the due and punctual payment by the Borrower of the principal of, and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Senior Notes, when and as due, whether at maturity, by acceleration, upon one or more dates when prepayment is required under the Senior Note Indenture or otherwise.

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“Senior Note Trustee” means J.P. Morgan Trust Company, National Association, as successor to Mellon Bank, N.A., as Trustee under the Senior Note Indenture and any successor in such capacity.

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IN WITNESS WHEREOF, the Pledgors, the Secured Party and the Senior Notes Trustee have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BANK OF AMERICA, N.A., as Secured Party

By:	/s/
Name:	Richard C. Hardison
Title:	Vice President

Notice Address:	100 North Tryon
NC1-007-17-11
Charlotte, NC 28255

S-1	Pledge Agreement

FISHER SCIENTIFIC INTERNATIONAL INC. as the Borrower

By:	/s/
Name:	Kevin P. Clark
Title:	Vice President and Chief Financial Officer

Notice Address:

FISHER SCIENTIFIC COMPANY INC.

By:	/s/
Name:	Kevin P. Clark
Title:	Vice President and Chief Financial Officer

Notice Address:

S-2	Pledge Agreement

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Senior Note Trustee

By:	/s/
Name:	E.D. Renn
Title:	Vice President

Notice Address:	One Oxford Centre
301 Grant Street, Suite 1100
Pittsburgh, PA 15219
Attn: Institutional Trust Services

S-3	Pledge Agreement

[FORM OF] COUNTERPART

COUNTERPART (this “Counterpart”), dated             , is delivered pursuant to Section 16 of the Pledge Agreement referred to below. The undersigned hereby agrees that this Counterpart may be attached to the Pledge Agreement, dated as of August 2, 2004 (as it may be from time to time amended, modified or supplemented, the “Pledge Agreement”; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein) and entered into by and among Fisher Scientific International Inc., as the Borrower, the other Pledgors named therein, J.P. Morgan Trust Company, National Association, as Senior Note Trustee and Bank of America, N.A. as the Secured Party. The undersigned, by executing and delivering this Counterpart, hereby becomes a Pledgor under the Pledge Agreement in accordance with Section 16 thereof and agrees to be bound by all of the terms thereof. The undersigned hereby pledges and assigns to the Secured Party, for the benefit of the Lenders, the Senior Note Trustee and any Swap Counterparties, a security interest in, all of such Pledgor’s right, title and interest in the Pledged Collateral. Without limiting the generality of the foregoing, the items of property described in the schedule attached hereto shall be deemed to be, and shall become, part of the Pledged Collateral and shall secure all Secured Obligations.1

APOGENT TECHNOLOGIES INC.

By:	/s/ Dennis Brown
Name:	Dennis Brown
Title:	Chief Financial Officer and Treasurer

Acknowledged and agreed: BANK OF AMERICA, N.A., as Secured Party

By:	/s/ Richard C. Hardison
Name:	Richard C. Hardison
Title:	Vice President

Notice Address:	100 North Tryon Street
NC1-007-17-11
Charlotte, NC 28255

[1]	Attach Schedule if appropriate to set forth applicable information per Schedules attached to the Pledge Agreement.

S-4	Pledge Agreement

SCHEDULE I

Attached to and forming a part of the Pledge Agreement dated as of August 2, 2004 (as it may be from time to time amended, modified or supplemented, the “Pledge Agreement”; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein) and entered into by and among Fisher Scientific International Inc., as the Borrower, the other Pledgors named therein, J.P. Morgan Trust Company, National Association, as Senior Note Trustee, and Bank of America, N.A. as the Secured Party.

Issuer	Class of Equity Interest	Certificate Nos.	Amount of Equity Interests	Percentage Pledged
Erie Scientific Company	Common Stock	4	100 shares	100%

SCHEDULE I-1	Pledge Agreement

SCHEDULE II

PLEDGE AGREEMENT

Filing Offices

Pledgor	Filing Offices

SCHEDULE II-1	Form of Pledge Agreement

SCHEDULE III

Office Locations, Type and Jurisdiction of Organization

Name of Pledgor	Type of Organization	Office Locations[2]	Jurisdiction of Organization	Organization Number

[2]	List locations of chief executive office, principal place of business and office where pledger keeps records regarding Pledged Collateral.

SCHEDULE III-1	Form of Pledge Agreement

Names of Pledgors Used in Past Five Years

S-2	Pledge Agreement

SCHEDULE IV

PLEDGE AMENDMENT

This Pledge Amendment, dated             ,             , is delivered pursuant to Section 6(b) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement dated as of August 2, 2004 (as it may be from time to time amended, modified or supplemented, the “Pledge Agreement”; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein) and entered into by and among Fisher Scientific International Inc., as the Borrower, the other Pledgors named therein, J.P. Morgan Trust Company, National Association, as Senior Note Trustee and Bank of America, N.A. as the Secured Party.

[NAME OF PLEDGOR]

By:
Name:
Title:

Issuer	Class of Equity Interests	Certificate Nos.	Amount of Equity Interests	Percentage Ownership Interest	Percentage Pledged

SCHEDULE IV-1	Form of Pledge Agreement

SCHEDULE V

[FORM OF] COUNTERPART

COUNTERPART (this “Counterpart”), dated             , is delivered pursuant to Section 16 of the Pledge Agreement referred to below. The undersigned hereby agrees that this Counterpart may be attached to the Pledge Agreement, dated as of August 2, 2004 (as it may be from time to time amended, modified or supplemented, the “Pledge Agreement”; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein) and entered into by and among Fisher Scientific International Inc., as the Borrower, the other Pledgors named therein, J.P. Morgan Trust Company, National Association, as Senior Note Trustee and Bank of America, N.A. as the Secured Party. The undersigned, by executing and delivering this Counterpart, hereby becomes a Pledgor under the Pledge Agreement in accordance with Section 16 thereof and agrees to be bound by all of the terms thereof. The undersigned hereby pledges and assigns to the Secured Party, for the benefit of the Lenders, the Senior Note Trustee and any Swap Counterparties, a security interest in, all of such Pledgor’s right, title and interest in the Pledged Collateral. Without limiting the generality of the foregoing, the items of property described in the schedule attached hereto shall be deemed to be, and shall become, part of the Pledged Collateral and shall secure all Secured Obligations.3

[NAME OF ADDITIONAL PLEDGOR]

By:
Name:
Title:

Acknowledged and agreed:
BANK OF AMERICA, N.A.,
as Secured Party

By:
Name:
Title:

[3]	Attach Schedule if appropriate to set forth applicable information per Schedules attached to the Pledge Agreement.

SCHEDULE V-1	Form of Pledge Agreement

SCHEDULE VI

MATERIAL DOMESTIC SUBSIDIARIES AND

MATERIAL FOREIGN SUBSIDIARIES

SCHEDULE VI-1	Form of Pledge Agreement